UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 1, 2021, Josh Baer, the Chief Risk Officer for Santander Consumer USA Holdings Inc. (the “Company”) will transition to a new role at the Company, the Head of Pricing and Strategy. In his new role, Mr. Baer will remain on the Company’s executive team and continue to report to the Company’s Chief Executive Officer.

In connection with his new role, Mr. Baer entered into a letter agreement dated December 2, 2020, with the Company, which sets forth the terms of his employment as Head of Pricing and Strategy (the “Letter Agreement”). Under the Letter Agreement, Mr. Baer’s annual base salary will be $750,000, and he will be eligible to receive an annual bonus, with a target annual bonus opportunity of $550,000. Mr. Baer may still be eligible to receive an award under the Special Regulatory Incentive Program (“SRIP”) as previously disclosed. Mr. Baer’s annual bonus, and any awards under the SRIP, will be paid in a combination of cash (including deferred cash) and restricted stock units.

Item 8.01	Other Events.

On December 2, 2020, the Company issued a press release announcing the appointment of Ramamurthy Lakshmana “RL” Prasad as Chief Risk Officer of the Company, and Mr. Baer as the Head of Pricing and Strategy effective January 1, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated December 2, 2020, between Santander Consumer USA Holdings Inc. and Josh Baer.

99.1	Press Release of Santander Consumer USA Holdings Inc., dated December 2, 2020.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: December 2, 2020

	By:	/s/ Christopher Pfirrman
	Name:	Christopher Pfirrman
	Title:	Chief Legal Officer